SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 25, 2000
                                                       -------------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-25691                       13-4051921
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.        Other Events.
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     On January  25,  2000,  Aston Villa PLC and NTL  Incorporated,  through its wholly owned subsidiary Premium TV Limited ("Premium TV"), announced that they have entered into a Media Partnership. For an initial five year period Premium TV will act as exclusive agent in relation to Aston Villa's media and certain other commercial rights and will have the exclusive right to run any Aston Villa television channel and web-site and internet related activities. Premium TV will provide Aston Villa with an interest free loan facility of up to 26 million pounds sterling, repayable after five years by the issue of ordinary shares in the Company.


Item 7.           Financial Statements and Exhibits.
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                  Exhibits

99.1              Press release, issued January 25, 2000

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        NTL INCORPORATED
                                        (Registrant)


                                        By: /s/  Richard J. Lubasch
                                        ----------------------------------
                                        Name:    Richard J. Lubasch
                                        Title:   Executive Vice President-
                                                  General Counsel


Dated: January 25, 2000

                                  EXHIBIT INDEX
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Exhibit                                                          Page
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99.1           Press release, issued January 25, 2000